Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

25. RELATED PARTY TRANSACTIONS

Transactions with significant shareholders, their affiliates and other related parties were as follows:

	December 31, 2011	December 31, 2010	December 31, 2009
Sales & other services	269	322	356
Research and development expenses	(235)	(206)	(201)
Other purchases	(60)	(94)	(167)
Accounts receivable	54	53	58
Accounts payable	42	63	60

For the years ended December 31, 2011, December 31, 2010 and 2009, the related party transactions were primarily with significant shareholders of the Company, or their subsidiaries and companies in which management of the Company perform similar policymaking functions. These include, but are not limited to: Areva, France Telecom Orange, Finmeccanica, Cassa Depositi e Prestiti, Flextronics, Oracle and Technicolor. The related party transactions presented in the table above also include transactions between the Company and its equity-method investments as listed in Note 11.

Since the formation of ST-Ericsson, the Company purchases R&D services from ST-Ericsson AT SA (“JVD”), a significant equity-method investment of the Company. For the year ended December 31, 2011 and 2010, the total R&D services purchased from ST-Ericsson AT SA amounted to $194 million and $136 million respectively and outstanding trade payables amounted to $23 million and $21 million respectively.

The Company contributed cash amounts totalling $1 million, for the years ended December 31, 2011 and 2010, respectively, and made no contribution in 2009 to the ST Foundation, a non-profit organization established to deliver and coordinate independent programs in line with its mission. Certain members of the Foundation’s Board are senior members of the Company’s management.